(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT
TO SHAREHOLDERS

December 31, 2001

>  WISCONSIN TAX-EXEMPT FUND

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                               PRESIDENT'S LETTER
                         ANNUAL REPORT TO SHAREHOLDERS
                               DECEMBER 31, 2001

                                                               February 25, 2002

DEAR SHAREHOLDER:

I am pleased to provide our first annual report for the Wisconsin Tax-Exempt Fund under our new name, North Track Funds, Inc. We adopted the North Track name in March 2001, because we thought it better describes who we are and what our fund family is all about. That is, solid portfolio fundamentals and sound portfolio construction.

Our philosophy is highlighted across our various index funds, which represent the largest of America's large-cap companies. Beyond that, we offer three sector-specific funds that focus on the technology, health care and financial services sectors.

Investors began flocking to the sidelines in 2001, in part because of falling share prices across the board, but more so because of the horrendous terrorist attacks of September 11. We are still feeling the affects of a lingering recession and the terrorist attacks, and over the year, saw a shift in investor sentiment to caution and safety. These trends caused investors to emphasize quality tax-exempt funds.

Despite a difficult market environment, our funds inflows finished the year in positive territory. As a percentage of net assets, net inflows amounted to 9%. We believe the confidence this inflow demonstrates in our funds is attributable to our emphasis on long-term investing and sticking to a strategy regardless of short-term bumps in the road.

While nobody appreciates a difficult market environment, we certainly believe it tests the construction of an investor's long-term financial plan. The following pages contain manager commentary regarding the performance of the Wisconsin Tax-Exempt Fund during 2001, as well as other important information regarding your investment. We thank you for the trust you placed with us and look forward to a fruitful year.

Very truly yours,

/s/Robert J. Tuszynski

Robert J. Tuszynski
President and CEO

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the funds, the investor should obtain a prospectus, which includes a discussion of each fund's investment objective and all sales charges and expenses of the relevant fund(s).

WISCONSIN TAX-EXEMPT FUND

  The graph below compares the change in the value of a $10,000 investment in the Wisconsin Tax-Exempt Fund with that of the Lehman 20-Year Municipal Bond Index. The performance of the Wisconsin Tax-Exempt Fund shown below reflects a deduction of the maximum sales load and fund operating expenses.

                          AVERAGE ANNUAL TOTAL RETURN
                   (includes the effect of the sales charge)

                                                              SINCE INCEPTION
                                     1-YEAR       5-YEAR          6/13/94
                                     ------       ------      ---------------
  Wisconsin Tax-Exempt:
     Full Sales Charge               0.90%        4.06%            4.25%
     Net Asset Value                 4.56%        4.81%            4.74%

                      North Track Wisconsin          Lehman 20-Year
     Date                Tax-Exempt Fund          Municipal Bond Index
     ----             ---------------------       --------------------
    6/13/94*<F1>             $10,000                    $10,000
    6/30/94                   $9,355                     $9,900
    7/31/94                   $9,446                    $10,127
    8/31/94                   $9,446                    $10,155
    9/30/94                   $9,349                     $9,952
   10/31/94                   $9,085                     $9,689
   11/30/94                   $8,771                     $9,462
   12/31/94                   $9,018                     $9,759
    1/31/95                   $9,306                    $10,141
    2/28/95                   $9,587                    $10,509
    3/31/95                   $9,679                    $10,629
    4/30/95                   $9,703                    $10,627
    5/31/95                   $9,978                    $11,028
    6/30/95                   $9,890                    $10,858
    7/31/95                   $9,923                    $10,914
    8/31/95                  $10,008                    $11,064
    9/30/95                  $10,062                    $11,151
   10/31/95                  $10,198                    $11,389
   11/30/95                  $10,385                    $11,641
   12/31/95                  $10,490                    $11,804
    1/31/96                  $10,543                    $11,864
    2/29/96                  $10,438                    $11,729
    3/31/96                  $10,301                    $11,541
    4/30/96                  $10,217                    $11,495
    5/31/96                  $10,281                    $11,509
    6/30/96                  $10,357                    $11,671
    7/31/96                  $10,466                    $11,785
    8/31/96                  $10,446                    $11,766
    9/30/96                  $10,598                    $12,004
   10/31/96                  $10,686                    $12,148
   11/30/96                  $10,883                    $12,402
   12/31/96                  $10,831                    $12,329
    1/31/97                  $10,832                    $12,317
    2/28/97                  $10,943                    $12,449
    3/31/97                  $10,790                    $12,254
    4/30/97                  $10,891                    $12,390
    5/31/97                  $11,059                    $12,613
    6/30/97                  $11,172                    $12,772
    7/31/97                  $11,432                    $13,201
    8/31/97                  $11,332                    $13,039
    9/30/97                  $11,469                    $13,219
   10/31/97                  $11,528                    $13,315
   11/30/97                  $11,598                    $13,423
   12/31/97                  $11,773                    $13,667
    1/31/98                  $11,865                    $13,820
    2/28/98                  $11,876                    $13,830
    3/31/98                  $11,888                    $13,849
    4/30/98                  $11,876                    $13,778
    5/31/98                  $12,017                    $14,027
    6/30/98                  $12,064                    $14,090
    7/31/98                  $12,088                    $14,120
    8/31/98                  $12,219                    $14,364
    9/30/98                  $12,359                    $14,567
   10/31/98                  $12,345                    $14,520
   11/30/98                  $12,380                    $14,587
   12/31/98                  $12,402                    $14,619
    1/31/99                  $12,521                    $14,775
    2/28/99                  $12,518                    $14,713
    3/31/99                  $12,540                    $14,764
    4/30/99                  $12,573                    $14,804
    5/31/99                  $12,496                    $14,693
    6/30/99                  $12,320                    $14,455
    7/31/99                  $12,341                    $14,472
    8/31/99                  $12,226                    $14,239
    9/30/99                  $12,184                    $14,193
   10/31/99                  $11,931                    $13,899
   11/30/99                  $12,053                    $14,106
   12/31/99                  $11,937                    $13,934
    1/31/00                  $11,831                    $13,836
    2/29/00                  $11,941                    $14,100
    3/31/00                  $12,229                    $14,555
    4/30/00                  $12,122                    $14,417
    5/31/00                  $11,976                    $14,303
    6/30/00                  $12,295                    $14,774
    7/31/00                  $12,472                    $15,028
    8/31/00                  $12,674                    $15,317
    9/30/00                  $12,602                    $15,193
   10/31/00                  $12,740                    $15,403
   11/30/00                  $12,827                    $15,569
   12/31/00                  $13,099                    $16,056
    1/31/01                  $13,239                    $16,138
    2/28/01                  $13,287                    $16,196
    3/31/01                  $13,415                    $16,364
    4/30/01                  $13,260                    $16,125
    5/31/01                  $13,374                    $16,323
    6/30/01                  $13,488                    $16,460
    7/31/01                  $13,670                    $16,751
    8/31/01                  $13,866                    $17,054
    9/30/01                  $13,816                    $16,919
   10/31/01                  $13,959                    $17,144
   11/30/01                  $13,855                    $17,000
   12/31/01                  $13,696                    $16,838

  *<F1>  June 13, 1994 inception date.

  Past performance is not predictive of future performance.

       The Lehman 20-Year Municipal Bond Index is a broad-based index containing more than 4,000 issues with maturities ranging from 2-30 years. The issues comprising the index are those completed within the last five years with total issue size of $50 million or more. The average quality rating is "AA." The performance of the index does not include sales charges or other fees which an investor would incur if attempting to replicate the index.

FISCAL YEAR IN REVIEW

The municipal bond market has long been a core asset class for tax-advantaged investors. While they offer superior credit protection (60% of the tax-exempt market is rated Aaa), municipals have also performed well on a tax-adjusted basis. Over a three-year period tax-equivalent returns on Lehman's Municipal Index have outperformed all equity and taxable fixed-income asset classes. Over a five-year period, their tax-equivalent returns have also outperformed all taxable fixed income asset classes and fell short of the S&P 500 and DJIA returns by only the narrowest of margins.

After starting the first half of 2001with exceptional returns, the municipal market cheapened substantially by year end relative to taxable fixed income assets, LIBOR and BMA swap rates. Given the relative current cheapness of municipal securities, we expect they will outperform their taxable counterparts in 2002.

On a tax-equivalent basis, municipal securities performed well versus most other taxable fixed income classes and certainly against the major equity indices in 2001. Through October 31st, the municipal market was on track to produce one of its highest total returns in many years. However, the surprisingly strong November retail sales numbers pushed rates higher and returns on municipal securities fell nearly two percentage points over the last two months of the year.

For the quarter, the Wisconsin Tax-Exempt Fund declined (0.87%) but was up 4.56% over the last twelve months. The duration of the Fund increased slightly during the quarter to 7.12 years as we invested new cash in longer-term securities. The relative outperformance of the prerefunded sector of securities continued during the fourth quarter and helped the Fund to produce a competitive return among its specialty state brethren.

Overall, the fund continues to be well diversified and maintains roughly 40% of its holdings in securities with a stated "AAA" rating.

NOTE ON FORWARD-LOOKING STATEMENTS

Except for historical information contained in this annual report for North Track Funds, Inc., the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform act of 1995. These include any advisor, sub-advisor and/or fund manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in the current Prospectus, other factors bearing on these reports include the accuracy of the advisor's and any sub-advisor's or fund manager's forecasts and predictions, and the appropriateness of the investment programs designed by the advisor, any sub-advisor or fund manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially as compared to benchmarks associated with the particular Fund.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                              FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock of North Track Funds, Inc.' s. Wisconsin Tax-Exempt Fund outstanding for the periods indicated. You should read this information in conjunction with the financial statements and related notes.

                                                                          For the years ended December 31,
                                                         ------------------------------------------------------------------
                                                          2001           2000           1999           1998           1997
                                                         ------         ------         ------         ------         ------
PER SHARE DATA:

NET ASSET VALUE, BEGINNING OF PERIOD                     $ 9.91         $ 9.45         $10.27         $10.21         $ 9.87

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                  .42            .44            .45            .48            .49
     Net realized and unrealized
       gains (losses) on investments                        .03            .46           (.82)           .06            .34
                                                         ------         ------         ------         ------         ------
     TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS         .45            .90           (.37)           .54            .83
                                                         ------         ------         ------         ------         ------

LESS DISTRIBUTIONS:
     Dividends from net investment income                  (.42)          (.44)          (.45)          (.48)          (.49)
                                                         ------         ------         ------         ------         ------
     TOTAL DISTRIBUTIONS                                   (.42)          (.44)          (.45)          (.48)          (.49)
                                                         ------         ------         ------         ------         ------
NET ASSET VALUE, END OF PERIOD                           $ 9.94         $ 9.91         $ 9.45         $10.27         $10.21
                                                         ------         ------         ------         ------         ------
                                                         ------         ------         ------         ------         ------

TOTAL RETURN *<F2>                                         4.6%           9.7%          (3.8%)          5.4%           8.7%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (to nearest thousand)         $52,945        $52,116        $52,320        $45,693        $32,852
Ratio of expenses to average net assets                    1.2%           1.1%+<F3>      0.9%+<F3>      0.6%+<F3>      0.5%+<F3>
Ratio of net investment income to average net assets       4.1%           4.6%+<F3>      4.5%+<F3>      4.6%+<F3>      4.9%+<F3>
Portfolio turnover rate                                    6.3%           5.9%          15.2%          12.5%          16.9%

  *<F2> The Fund's sales charge is not reflected in total return as set forth in the table.
  +<F3> Reflects a voluntary reimbursement of fund expenses of 0.04% in 2000, 0.1% in 1999, 0.4% in 1998 and 0.6% in 1997, respectively. Without reimbursement the ratio of net expenses to average net assets would have been 1.1% in 2000, 1.0% in 1999, 1.0% in 1998, and 1.1% in 1997.

  The accompanying notes to financial statements are an integral part of these statements.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                                 BALANCE SHEET
                               DECEMBER 31, 2001

ASSETS:
Investments:
   Cost basis of investments                                       $51,997,391
                                                                   -----------
                                                                   -----------

   Long-term investments in securities                             $51,413,574
   Short-term investments                                            1,126,629
                                                                   -----------
       Total investments                                            52,540,203

Receivables:
   Capital shares sold                                                   5,419
   Interest                                                            565,749
                                                                   -----------
       Total receivables                                               571,168
Other assets                                                             1,600
                                                                   -----------
       Total assets                                                $53,112,971
                                                                   -----------
                                                                   -----------

LIABILITIES:
Payables:
   Capital shares redeemed                                         $     4,200
   Distributions to shareholders                                        54,875
   Management fees                                                      21,882
   Other accrued expenses                                               86,748
                                                                   -----------
       Total liabilities                                               167,705
                                                                   -----------

NET ASSETS:
Capital stock                                                       53,216,735
Undistributed net investment income                                      4,980
Undistributed net realized losses on investments                      (819,261)
Net unrealized appreciation on investments                             542,812
                                                                   -----------
       Total net assets                                             52,945,266
                                                                   -----------
       Total liabilities and net assets                            $53,112,971
                                                                   -----------
                                                                   -----------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                     $      9.94
                                                                   -----------
                                                                   -----------
MAXIMUM OFFERING PRICE PER SHARE                                   $     10.30
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME:
Interest                                                            $2,757,619
                                                                    ----------
       Total investment income                                       2,757,619
                                                                    ----------

EXPENSES:
Investment advisory fees                                               260,458
Administration fees                                                     52,092
Custodian fees                                                           3,868
Transfer agent fees                                                     42,377
Broker service fees                                                    131,147
Professional fees                                                       46,293
Registration                                                             7,206
Communication                                                           30,763
Director fees                                                            7,739
Pricing of investments                                                   9,637
Other                                                                    7,111
                                                                    ----------
       Total expenses                                                  598,691
NET INVESTMENT INCOME                                                2,158,928
                                                                    ----------
NET REALIZED LOSSES ON INVESTMENTS                                     (19,540)
CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS FOR THE YEAR          148,031
                                                                    ----------
       Net gain on investments                                         128,491
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $2,287,419
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2001

OPERATIONS:
Net investment income                                              $ 2,158,928
Net realized losses on investments                                     (19,540)
Change in unrealized appreciation on investments for the year          148,031
                                                                   -----------
       Net increase in net assets resulting from operations          2,287,419
                                                                   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.42 per share)                             (2,166,789)
                                                                   -----------
       Total distributions                                          (2,166,789)
                                                                   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                          7,230,282
Net asset value of shares issued in distributions                    1,550,274
Cost of shares redeemed                                             (8,071,488)
                                                                   -----------
       Net increase in net assets
         from capital share transactions                               709,068
                                                                   -----------
       Total increase                                                  829,698

NET ASSETS:
Balance at beginning of period                                      52,115,568
                                                                   -----------
Balance at end of period                                           $52,945,266
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2000

OPERATIONS:
Net investment income                                              $ 2,309,238
Net realized losses on investments                                    (268,720)
Change in unrealized appreciation on investments for the year        2,633,830
                                                                   -----------
       Net increase in net assets resulting from operations          4,674,348
                                                                   -----------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income ($0.44 per share)                             (2,305,385)
                                                                   -----------
       Total distributions                                          (2,305,385)
                                                                   -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued                                          6,381,500
Net asset value of shares issued in distributions                    1,650,019
Cost of shares redeemed                                            (10,604,978)
                                                                   -----------
       Net decrease in net assets
         from capital share transactions                            (2,573,459)
                                                                   -----------
       Total decrease                                                 (204,496)

NET ASSETS:
Balance at beginning of period                                      52,320,064
                                                                   -----------
Balance at end of period                                           $52,115,568
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of this statement.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2001

1. ORGANIZATION --

   North Track Funds, Inc. ("North Track"), registered under the Investment Company Act of 1940 as an open-end management investment company, is a series company with ten funds: Tax-Exempt Fund, Government Fund, S&P100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Cash Reserve Fund, Wisconsin Tax-Exempt Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. This report presents information only for the Wisconsin Tax-Exempt Fund (the "Fund"). Information regarding the other funds is presented in separate reports. The assets and liabilities of each fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares.

2. SIGNIFICANT ACCOUNTING POLICIES --

   The following is a summary of the significant accounting policies of the Fund.

   (a)  Security Valuation

        Long-term tax-exempt securities are valued at market using quotations by an independent pricing service.

        Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures adopted by North Track's Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Wisconsin Tax-Exempt Fund's securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers, and general market conditions.

   (b)  Net Realized Gains and Losses and Investment Income

        Net realized gains and losses on security sales are computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   (c)  Federal Income Taxes

        Provision has not been made for Federal income taxes, because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to distribute substantially all income to its shareholders and otherwise to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As of December 31, 2001, the Fund had Federal income tax capital loss carryforwards of $3,176 expiring in 2003, $3,012 expiring in 2005, $29,062 expiring in 2006, $495,751 expiring in 2007, $268,721 expiring in 2008 and $19,540 expiring in 2009. It is management's intention to make no distribution of any future realized capital gains until the Federal income tax capital loss carryforward is exhausted.

        The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (d)  Expenses

        Fund expenses associated with a specific fund are charged to that fund as they are incurred. Common expenses incurred by the Fund are allocated, as incurred, between the funds based upon the ratio of the net assets of each fund to the combined net assets of the Fund, by the ratio of accounts maintained in each fund or some other fair allocation method.

   (e)  Distributions to Shareholders

        Dividends from net investment income of the Wisconsin Tax-Exempt Fund are declared daily and paid monthly.

   (f)  Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   g) The Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that was effective for fiscal years beginning after December 15, 2000. The adoption has had no material effect on the operations of the Fund.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH RELATED PARTIES --

   North Track has an Investment Advisory Agreement (the "Agreement") with B.C. Ziegler and Company ("BCZ") (with whom certain officers and directors of the Fund are affiliated), to serve as the Investment Advisor. BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. Under the Agreement, the Fund pays BCZ a monthly fee based upon the average daily net assets of the Fund at the rate of .50% of the first $250,000,000 of the Fund's average daily net assets, reducing to .40% of the Fund's average daily net assets in excess of $250,000,000.

   For the year ended December 31, 2001, the Fund incurred total advisory fees of $260,450.

   BCZ has an Accounting and Pricing Agreement with North Track to perform accounting and pricing services. In addition, the Fund pays BCZ commissions on sales of Fund shares and 12b-1 distribution fees. The commissions, accounting and pricing fees, 12b-1 fees and administrative service fees paid to BCZ by the Fund for the year ended December 31, 2001 were as follows:

                          ACCOUNTING
         COMMISSIONS     AND PRICING
        ON FUND SHARES       FEES       12B-1 FEES   ADMINISTRATIVE FEES
        --------------   -----------    ----------   -------------------
           $60,944         $23,485       $70,586           $52,024

4. INVESTMENT TRANSACTIONS --

   Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2001, were $3,509,256 and $3,206,685, respectively.

   Net tax basis unrealized appreciation (depreciation) on investments as of December 31, 2001, included:

       Gross unrealized appreciation                          $1,432,177
       Gross unrealized depreciation                            (889,365)
                                                              ----------
            Net unrealized appreciation                       $  542,812
                                                              ----------
                                                              ----------

   The tax basis cost of investments on December 31, 2001 was $51,997,391.

5. LINE OF CREDIT --

   North Track has available a line of credit of $15,000,000. However, the Fund's borrowings, by investment restriction, cannot exceed 10% of the total assets not including the borrowings. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current Prime Rate. The Fund's policies allow borrowings for temporary or emergency purposes.

6. SECURITIES LENDING --

   The Fund may lend securities from time to time in order to earn additional income. The Fund receives initial collateral in the form of cash or U.S Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds.
   The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the funds on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of North Track. As with other extensions of credit, there is risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

   The value of the cash collateral at period end is reported on each Fund's Balance Sheet. Earnings from the cash collateral is recorded in the Statements of Operations. During 2001, there was no security lending activity.

7. CAPITAL SHARE TRANSACTIONS --

   (a) North Track has authorized common stock of ten billion shares with a par value of $.001 per share. Its shares are divided into ten mutual fund series: Wisconsin Tax-Exempt Fund, Government Fund, Tax-Exempt Fund, S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Cash Reserve Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, the S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class B (contingent deferred sales charge) shares. The S&P 100 Plus Fund, Achievers Fund, PSE Tech 100 Index Fund, Managed Growth Fund, Government Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have designated Class C (front-end and contingent deferred sales charge) shares. The Cash Reserve Fund has designated three classes of shares: Class X (Retail Shares); Class B (CDSC Retail Shares); and Class Y (Institutional Shares). The authorized shares of common stock may be allocated to any of the above funds or to new funds as determined by the Board of Directors. The shares of each fund have equal rights and privileges with all other shares of that fund.

   (b) Capital share activity on a trade date basis, during the years ended December 31, 2000 and December 31, 2001, respectively, were as follows:

   SHARES OUTSTANDING AT DECEMBER 31, 1999                   5,536,805
                                                             ---------
                                                             ---------
     Shares issued                                             668,344
     Shares issued in distributions                            172,518
     Shares redeemed                                        (1,118,193)
                                                             ---------
   SHARES OUTSTANDING AT DECEMBER 31, 2000                   5,259,474
                                                             ---------
                                                             ---------
     Shares issued                                             718,012
     Shares issued in distributions                            154,443
     Shares redeemed                                          (804,700)
                                                             ---------
   SHARES OUTSTANDING AT DECEMBER 31, 2001                   5,327,229
                                                             ---------
                                                             ---------

   (c) Maximum offering price per share is computed based on a maximum sales charge of 3.5% of the offering price or 3.63% of the net asset value. For purpose of this computation, the price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

8. DISTRIBUTIONS TO SHAREHOLDERS --

   There were no significant differences between the book basis and tax basis of distributable earnings as of December 31, 2001 and distributions for the year ended December 31, 2001.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                            SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 2001

                                                                                             S&P         MOODY'S
 PAR VALUE                              DESCRIPTION                                         RATING       RATING          VALUE
                                                                                         (UNAUDITED)
 ---------                              -----------                                      -----------     -------         -----

LONG-TERM TAX-EXEMPT SECURITIES -- 97.1%

GEORGIA -- 1.1%
 $  325,000    Atlanta, Georgia, New Public Housing Authority, 5.00%,                        AAA           Aaa         $   329,995
               due 05-01-2007

    250,000    Newnan, Georgia, New Public Housing Authority, 5.00%,                         AAA           Aaa             255,313
               due 04-01-2012

GUAM -- 2.3%
    650,000    Guam Government Limited Obligation Highway Bonds, Series A,                   AAA           Aaa             673,257
               6.30%, due 05-01-2012

    515,000    Guam Power Authority Revenue Bonds, Series A, (Collateral: State and          AAA           Aaa             543,500
               Local Government Bonds) 6.375%, prerefunded 10-01-2002 at 102

ILLINOIS -- 0.6%
    300,000    Peoria, Illinois, New Public Housing Authority, 5.00%, due 06-01-2012         AAA           Aaa             305,625

MASSACHUSETTS -- 2.0%
    860,000    Massachusetts State Housing Finance Agency, Multi-Family Housing              AAA           A1            1,042,750
               Bonds, First Issue, 1979 Series A, (Escrowed to Maturity) 7.00%,
               due 04-01-2021

NEVADA -- 0.5%
    255,000    Las Vegas, Nevada, New Public Housing Authority, 5.00%,                       AAA           Aaa             258,866
               due 01-01-2012

NEW JERSEY -- 1.0%
    285,000    Newark, New Jersey, New Public Housing Authority, 5.25%,                      AAA           Aaa             291,056
               due 04-01-2009

    250,000    Newark, New Jersey, New Public Housing Authority, 4.50%,                      AAA           Aaa             251,182
               due 04-01-2008

NEW YORK -- 0.8%
    200,000    New York, New York, New Public Housing Authority, 5.00%,                      AAA           Aaa             203,022
               due 01-01-2012

    200,000    New York, New York, New Public Housing Authority, 5.375%,                     AAA           Aaa             203,462
               due 01-01-2012

NORTH CAROLINA -- 0.8%
    400,000    Durham, North Carolina, New Public Housing Authority, 5.00%,                  AAA           Aaa             404,320
               due 02-01-2012

NORTH DAKOTA -- 0.7%
    185,000    Burleigh County, North Dakota, New Public Housing Authority,                  AAA           Aaa             187,919
               4.875%, due 01-01-2010

    200,000    Burleigh County, North Dakota, New Public Housing Authority,                  AAA           Aaa             203,244
               4.875%, due 01-01-2009

N MARIANA ISLANDS -- 0.2%
    100,000    Commonwealth of the Northern Mariana Islands General Obligation               AAA           Aaa             105,375
               Bonds, Series 1999A, (Public School System Projects), 5.125%,
               due 10-01-2008

OHIO -- 2.4%
    500,000    Youngstown, Ohio, New Public Housing Authority, 5.00%,                        AAA           Aaa             506,990
               due 05-01-2011

    250,000    Youngstown, Ohio, New Public Housing Authority, 4.875%,                       AAA           Aaa             253,513
               due 05-01-2009

    200,000    Youngstown, Ohio, New Public Housing Authority, 4.875%,                       AAA           Aaa             202,750
               due 05-01-2010

    300,000    Youngstown, Ohio, New Public Housing Authority, 5.00%,                        AAA           Aaa             304,008
               due 05-01-2012

PENNSYLVANIA -- 0.9%
    270,000    Allentown, Pennsylvania, New Public Housing Authority, 4.875%,                AAA           Aaa             273,686
               due 05-01-2011

    200,000    Clinton County, Pennsylvania, New Public Housing Authority, 5.25%,            AAA           Aaa             205,232
               due 11-01-2007

PUERTO RICO -- 2.8%
    100,000    Puerto Rico Commonwealth Highway & Transportation, (Collateral:                A           Baa1             104,026
               US Treasury Obligations) 6.625%, prerefunded 07-02-2002 at 101.5

    350,000    Puerto Rico Commonwealth Highway & Transportation Authority,                   A            Aaa             364,091
               Highway Revenue Series T, (Collateral: US Treasury Obligations)
               6.625%, prerefunded 07-01-2002 at 101.5

    300,000    Puerto Rico Commonwealth General Obligation Bonds, (Collateral:                A           Baa1             311,160
               State & Local Government Securities) 6.00%, prerefunded 07-01-2002 at 101.5

    180,000    Puerto Rico Commonwealth Electric & Power Authority, Series R,                AAA           Aaa             186,916
               (Collateral: US Government Securities), 6.25%, prerefunded 07-01-2002 at 101.5

    150,000    Puerto Rico Telephone Authority, Series L, (Collateral: US Government         AAA            A              151,500
               Securities) 5.75%, prerefunded 01-01-2002 at 101

    350,000    Puerto Rico Telephone Authority, Series L, (Collateral: US Government         AAA            A              353,500
               Securities) 6.125%, prerefunded 01-01-2002 at 101

SOUTH CAROLINA -- 0.4%
    200,000    Marion, South Carolina, New Public Housing Authority, 4.875%,                 AAA           Aaa             204,500
               due 09-01-2010

TENNESSEE -- 0.3%
    190,000    Nashville, Tennessee, New Public Housing Authority, 5.00%,                    AAA           Aaa             192,086
               due 08-01-2010

TEXAS -- 1.0%
    200,000    Waco, Texas, New Public Housing Authority, 4.875%, due 12-01-2012             AAA           Aaa             202,500

    340,000    Waco, Texas, New Public Housing Authority, 4.875%, due 12-01-2009             AAA           Aaa             349,350

VIRGIN ISLANDS -- 0.5%
    255,000    Virgin Islands Water and Power Authority Revenue Bonds 5.25%,                 AAA           Aaa             271,256
               due 07-01-2012

WISCONSIN -- 78.8%
    500,000    Housing Authority of the City of Ashland, Wisconsin, Student Housing           NR           Aa1             480,000
               Revenue Bonds, Series 1998, (Northland College Project), 5.10%,
               due 04-01-2018

  1,000,000    Community Development Authority of the Village of Ashwaubenon                  NR           Aa2           1,030,000
               (Wisconsin) Lease Revenue Bonds, Series 1999A (Arena Project)
               5.80%, due 06-01-2029

    500,000    Community Development Authority of the City of Cudahy                          NR           A3              496,875
               (Wisconsin) Redevelopment Lease Revenue Bonds, Series 1999
               5.10%, due 06-01-2017

    600,000    Community Development Authority of the City of Franklin (Wisconsin)            NR           NR              594,000
               Redevelopment Lease Revenue Refunding Bonds, Series 1998-B,
               4.80%, due 04-01-2009

  1,000,000    Community Development Authority of the City of Glendale, Wisconsin,            NR           A2              943,750
               Community Development Lease Revenue Bonds, (Tax Increment
               District No.7), 4.55%, due 09-01-2014

  2,200,000    Community Development Authority of the City of Glendale, Wisconsin,            NR           NR            2,134,000
               Lease Revenue Bonds, Series 1998A (Tax Increment District
               No. 7), 5.40%, due 09-01-2018

    500,000    Housing Authority of the County of Grant, Wisconsin, Housing                   NR           A3              498,125
               Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.25%,
               due 07-01-2018

  1,000,000    Housing Authority of the County of Grant, Wisconsin, Housing                   NR           A3              965,000
               Refunding Revenue Bonds, Series 1998, (Orchard Manor), 5.35%,
               due 07-01-2026

    150,000    Housing Authority of the City of Green Bay, Wisconsin, Student                 NR           NR              152,438
               Housing Refunding Revenue Bonds, Series 1997, (University Village
               Housing, Inc.), 6.00%, due 04-01-2017

  1,000,000    Redevelopment Authority of the City of Green Bay (Wisconsin) Lease             NR           Aa2             967,500
               Revenue Bonds, Series 1999A (Convention Center Project), 5.10%,
               due 06-01-2029

    400,000    Redevelopment Authority of the City of Green Bay, Wisconsin, Revenue          BBB+         Baa1             383,000
               Bonds, Series 2001A, (Bellin Memorial Hospital, Inc., Obligated Group)
               5.50%, due 02-15-2021

    200,000    City of Hartford Community Development Authority, Dodge and                    NR           NR              209,500
               Washington Counties, Wisconsin, Community Development Lease
               Revenue Bonds, 5.90%, due 12-01-2006

    100,000    Community Development Authority of the Village of Jackson,                     NR           NR               98,500
               Wisconsin, Community Development Refunding Revenue Bonds,
               Series 1999, 4.90%, due 12-01-2013

  1,000,000    Housing Authority of the City of Kenosha, Wisconsin, GNMA                      NR           NR            1,012,500
               Collateralized Multifamily Housing Revenue Bonds, Series 2000A,
               (Villa Ciera, Inc. Project), 6.00%,  due 11-20-2041

    500,000    Community Development Authority of the Village of Little Chute,                NR           NR              501,250
               Wisconsin, Community Development Lease Revenue Bonds, 5.625%,
               due 03-01-2019

  3,050,000    Community Development Authority of the City of Madison, Wisconsin             AA-           NR            2,867,000
               Fixed Rate Development Revenue Bonds, Series 1998A (Fluno Center
               Project) 5.00%, due 11-01-2020

    240,000    Community Development Authority of the City of Madison, Wisconsin,             NR           NR              236,400
               Project Revenue Bonds, (Series 1986), 5.875%, due 07-01-2016

  1,000,000    Madison, Wisconsin, Community Development Authority Lease                      NR           Aa2           1,051,250
               Revenue Bonds, Monona Terrace Community & Convention Center
               Project, 6.10%, due 03-01-2010

    300,000    Community Development Authority of the City of Madison, Wisconsin,             NR           NR              277,500
               Multifamily Housing Revenue Bonds, Series 1995 (Dempsey Manor
               Project) 6.65%, due 10-01-2025

    500,000    Community Development Authority of the City of Madison, Wisconsin,             NR           NR              473,125
               Redevelopment Revenue Bonds, Series1995, (Meriter Retirement
               Services, Inc.) 6.125%, due 12-01-2019

    500,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                   NR           Aa3             511,360
               Development Revenue Bonds (Goodwill Industries of Southeastern
               Wisconsin, Project) 6.35%, due 10-01-2009

    750,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                   NR           Aa3             702,187
               Redevelopment Revenue Bonds, Series 1999A, (Young Women's
               Christian Association of Greater Milwaukee), 5.30%, due 06-01-2029

    500,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                   A            NR              485,000
               Redevelopment Revenue Bonds, Series 2001 (Summerfest Project),
               4.85%, due 08-01-2017

    215,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                   NR           Aa3             203,712
               Redevelopment Revenue Bonds, Series 1999A, (Young Women's
               Christian Association of Greater Milwaukee), 5.25%, due 06-01-2019

    500,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                   A            NR              490,625
               Redevelopment Revenue Bonds, Series 2001 (Summerfest Project),
               4.95%, due 08-01-2020

  1,000,000    Redevelopment Authority of the City of Milwaukee (Wisconsin)                   NR           NR              955,000
               Development Revenue Bonds, Series 1998, (YMCA of Metropolitan
               Milwaukee, Inc. Project) 5.10%, due 12-01-2023

    180,000    Redevelopment Authority of the City of Milwaukee, Wisconsin,                   NR           Aaa             177,750
               Redevelopment Revenue Bonds, Series 1999B, (Young Women's
               Christian Association of Greater Milwaukee), 5.20%, due 06-01-2029

    995,000    Housing Authority of the City of Oak Creek, Wisconsin, Multifamily             NR           NR            1,021,119
               Housing Refunding Revenue Bonds, Series 1994A, (Country Oaks II
               Project), 6.30%, due 08-01-2028

     75,000    Housing Authority of the City of Oak Creek, Wisconsin, Multifamily            AAA           NR               75,000
               Housing Refunding Revenue Bonds, Series 1993, (Wood Creek Project)
               5.625%, due 07-20-2029

  1,260,000    Housing Authority of the City of Oshkosh, Wisconsin, GNMA                      NR           Aa1           1,271,025
               Collateralized Multifamily Housing Revenue Bonds, Series 1997,
               (VNA Assisted Living, Inc. Project), 5.75%, due 09-20-2038

    125,000    Housing Authority of the City of Oshkosh, Wisconsin, GNMA                      NR           Aa1             126,719
               Collateralized Multifamily Housing Revenue Bonds, Series 1997,
               (VNA Assisted Living, Inc. Project), 5.45%, due 09-20-2017

    105,000    Southeast Wisconsin Professional Baseball Park District Sales Tax             AAA           Aaa             116,156
               Revenue Bonds, Series 1999, 5.875%, prerefunded 12-15-09 at 100

  2,260,000    Southeast Wisconsin Professional Baseball Park District Sales Tax             AAA           Aaa           2,471,875
               Revenue Bonds, Series 1996, 5.750%, prerefunded 03-13-2007 at 101

  1,000,000    Housing Authority of the City of Sheboygan, Wisconsin, Multifamily            AAA           NR              948,750
               Housing Refunding Revenue Bonds, Series 1998A (GNMA Collat-Lake
               Shore Apts) 5.10%, due 11-20-2026

    400,000    Redevelopment Lease Revenue Refunding Bonds, Redevelopment                     NR           NR              386,000
               Authority of the Village of Slinger,Wisconsin 4.70%, due 09-01-2012

  2,000,000    Waterfront Redevelopment Authority of the City of Sturgeon Bay,                NR           NR            1,952,500
               Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998A,
               5.20%, due 10-01-2021

  1,000,000    Waterfront Redevelopment Authority of the City of Sturgeon Bay,                A            NR              908,750
               Wisconsin, Redevelopment Lease Revenue Bonds, Series 1998B,
               5.00%, due 10-01-2017

    100,000    Redevelopment Authority of the City of Superior, Wisconsin, Revenue            NR           NR              103,383
               Bonds, Series 1994 (Superior Memorial Hospital, Inc.) 5.80%,
               prerefunded 05-01-2002 at 102

    155,000    Redevelopment Authority of the City of Superior, Wisconsin, Revenue            NR           NR              160,143
               Bonds, Series 1994 (Superior Memorial Hospital, Inc.), 5.60%,
               prerefunded 05-01-2002 at 102

    150,000    Redevelopment Authority of the City of Superior, Wisconsin, Revenue            NR           NR              155,001
               Bonds, Series 1994 (Superior Memorial Hospital Inc.), 5.65%,
               prerefunded 05-01-2002 at 102

    600,000    Community Development Authority of the Village of Sussex, Wisconsin,           NR           NR              651,000
               Community Development Revenue Bonds, Series 1995, 6.10%
               prerefunded 04-01-2005 at 100

    445,000    Community Development Lease Revenue Bonds, Series 1997A,                       NR           NR              432,762
               Community Development Authority of the City of Verona, Wisconsin,
               5.50%, due 06-01-2017

  3,000,000    Wisconsin Center District, Junior Dedicated Tax Revenue Bonds,                AAA           NR            3,315,000
               Series 1996B, 5.75%, (Collateral: US Government Securities) 5.75%,
               prerefunded 02-15-06 at 101

  1,000,000    Wisconsin Center District Junior Dedicated Tax Revenue Refunding              AAA           Aaa           1,003,750
               Bonds, Series 1999, 5.25%, due 12-15-2023

  1,360,000    Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded                AAA           Aaa           1,477,300
               12-01-2017 at Par, Escrowed by U.S. Government Securities (MBIA
               Insured), 6.10% prerefunded 12-01-2017 at 100

  1,205,000    Wisconsin Housing Finance Authority Revenue Bonds, Prerefunded                 NR           NR            1,298,387
               12-01-2017 at Par, Escrowed by U.S. Government Securities, 6.10%,
               prerefunded 12-01-2017 at 100

    460,000    Walworth County (Wisconsin) Housing Authority Housing Revenue                  NR           NR              462,875
               Bonds, Series 1997, (FHA Insured Mtge Loan- Kiwanis Herigage, Inc.
               Senior Apartment Project), 5.70%, due 03-01-2039

    750,000    Community Development Authority of the City of Watertown                       NR           NR              732,188
               (Wisconsin) Redevelopment Lease Revenue Bonds, Series 1998A,
               5.00%, due 05-01-2018

    500,000    Housing Authority City of Waukesha, Wisconsin, Multifamily Housing             NR           NR              498,750
               Refunding Revenue Bonds, Series 1998A (FHA Insured Mtge Loan-Oak
               Hills Terrace Project), 5.45%, due 06-01-2027

  1,000,000    Redevelopment Authority of the City of Waukesha, Wisconsin, Avalon             NR           Aaa             976,250
               Square Project, Series A, 5.00%, due 06-01-2021

    750,000    Wauwatosa, Wisconsin, Redevelopment Authority, Milwaukee County,              AAA           Aaa             767,813
               Wisconsin, Redevelopment Authority Lease Revenue Bonds, Series
               1997, 5.65%, due 10-01-2015

    715,000    Housing Authority of Winnebago County, Wisconsin, Multifamily                  NR           NR              699,806
               Housing Refunding Revenue Bonds (Neenah-Menasha Ecumenical
               Retirement Community, Inc. Project) 5.50%, due 10-01-2015

    855,000    Housing Authority of Winnebago County, Wisconsin, Multifamily                  NR           NR              807,975
               Housing Refunding Revenue Bonds (Neenah-Menasha Ecumenical                                              -----------
               Retirement Community, Inc. Project), 5.60%, due 10-01-2020

Total Long-Term Tax-Exempt Securities (Cost $50,870,762)                                                                51,413,574
                                                                                                                       -----------

SHORT-TERM TAX-EXEMPT SECURITIES -- 2.1%

MONEY MARKET
  1,126,629    Aim Tax Free Cash Fund                                                                                    1,126,629
                                                                                                                       -----------

Total Tax-Exempt Securities                                                                                            $52,540,203
                                                                                                                       -----------
                                                                                                                       -----------

                 Percentages shown are a percent of net assets.
  The accompanying notes to financial statements are an integral part of this schedule.

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors of
  North Track Funds, Inc. and the
  Shareholders of the Wisconsin Tax-Exempt Fund:

  We have audited the accompanying balance sheet, including the schedule of investments, of the North Track Funds (a Maryland corporation) Wisconsin Tax-Exempt Fund as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the North Track Funds Wisconsin Tax-Exempt Fund as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States.

                                                ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin,
January 18, 2002

                            NORTH TRACK FUNDS, INC.
                           WISCONSIN TAX-EXEMPT FUND

MANAGEMENT

North Track is governed by a Board of Directors that oversees its business affairs, and meets regularly to review each Fund's investments, performance and expenses. The Board elects the officers of North Track and hires service providers for each Fund, including the Funds' investment advisor and distributor, B.C. Ziegler and Company. The policy of North Track is that a majority of its Board of Directors must be independent of B.C. Ziegler and Company.

The standing committees of North Track's Board of Directors include an audit committee, nominating committee and pricing committee. The audit and nominating committees consist of all of the independent Directors, namely Ralph J. Eckert, Marsha L. Wallace and James G. DeYoung. The pricing committee consists of Ms. Wallace, Peter D. Ziegler, and Steven P. Kent.

The Directors and Officers of North Track are listed below, together with their principal occupations during the past five years. Directors serve terms of indefinite duration. Officers are elected annually by the Board for one-year terms. The current Statement of Additional Information for the Funds contains additional information about the Directors and officers and is available, without charge, upon request by calling North Track toll free at (800) 826-4600.

                                                                                                      NUMBER OF
                                        TERM OF                                                       NORTH TRACK  OTHER
                          POSITION(S)   OFFICE AND                                                    FUNDS        DIRECTORSHIPS
                          HELD WITH     LENGTH OF    PRINCIPAL OCCUPATION                             OVERSEEN     HELD BY
NAME, ADDRESS AND AGE     NORTH TRACK   TIME SERVED  DURING PAST FIVE YEARS                           BY DIRECTOR  DIRECTOR
---------------------     -----------   -----------  ----------------------                           -----------  -------------
Peter D. Ziegler, 521<F4> Chairman of   Director     Director, The Ziegler Companies, Inc. from 1986  10           West Bend Mutual
215 North Main Street     the Board,    since 2001   to 2001; President and CEO of The Ziegler                     Insurance Co.
West Bend, WI 53209       Director                   Companies, Inc. from 1990 to 2001; Director,                  Trustmark
                                                     West Bend Mutual Insurance Company, West                      Insurance Co.
                                                     Bend, Wisconsin; Director, Trustmark Insurance
                                                     Company, Lake Forest, Illinois

Steven P. Kent, 512<F5>   Director      Director     Managing Director in Corporate Finance           10
8220 Greystone Court                    since 2001   Department, Keefe, Bruyette & Woods,
Burr Ridge, IL 60521                                 Incorporated (investment banking firm) from
                                                     August 1998 to present; Managing Director in
                                                     Corporate Finance Dept., Robert W. Baird &
                                                     Co., Inc. from 1993 to 1998.

Ralph J. Eckert, 72       Director      Director     Chairman Emeritus and Director, Trustmark        10
2059 Keystone Ranch Road                since 1996   Insurance Cos. (Mutual Life Insurance Company)
Dillon, CO 80435                                     from 1997 to 1999; Chairman, Trustmark
                                                     Insurance Cos. from 1991 to 1997.

Marcia L. Wallace, 54     Director      Director     Retired; Senior Vice President in Global Trust   10
575 Commonwealth Place                  since 2001   Services and Institutional Custody, First Chicago
Sarasota, FL 34242                                   NBD/Bank One from 1984 to 1998.

James G. De Jong, 50      Director      Director     President and Managing Shareholder of O'Neil,    10
11000 N. Wyngate Trace                  since 2001   Cannon & Hollman S.C. (law firm).
Mequon, WI 53092

Robert J. Tuszynski, 42   President     Officer      Managing Director, Ziegler Investment Group,     N/A          N/A
250 E. Wisconsin Ave.                   since 1984   B.C. Ziegler and Company, since 1999; prior
Suite 1900                                           thereto, Senior Vice President, B.C. Ziegler and
Milwaukee, WI 53202                                  Company, from 1996 to 1999.

James L. Brendemuehl, 56  Senior Vice   Officer      Vice President - Mutual Funds, B.C. Ziegler      N/A          N/A
250 E. Wisconsin Ave.     President -   since 1999   and Company since 1995.
Suite 1900                Sales
Milwaukee, WI 53202

John H. Lauderdale, 36    Senior Vice   Officer      Wholesaler, B.C. Ziegler and Company since       N/A          N/A
250 E. Wisconsin Ave.     President -   since 1993   1991; prior thereto, Marketing Account
Suite 1900                Marketing                  Executive, The Patten Company
Milwaukee, WI 53202

Franklin P. Ciano, 49     Chief         Officer      Manager of North Track Operations, B.C.
215 North Main Street     Financial     since 1996   Ziegler and Company since 1996.                  N/A          N/A
West Bend, WI 53209       Officer and
                          Treasurer

Kathleen J. Cain, 44      Secretary     Officer      Administrative assistant to President of North   N/A          N/A
250 E. Wisconsin Ave.                   since 1999   Track, B.C. Ziegler and Company, since 1999;
Suite 1900                                           prior thereto, Assistant Secretary/Treasurer for
Milwaukee, WI 53202                                  Regal Ware, Inc. (kitchen items manufacturer).

1<F4>  Mr. Ziegler is considered to be an "interested person" (as defined in the Investment Company Act of 1940) because he formerly served as an officer and director of The Ziegler Companies, Inc. and is the beneficial owner of in excess of 5% of the outstanding common stock of The Ziegler Companies, Inc.

2<F5>  Mr. Kent is considered to be an "interested person" (as defined in the Investment Company Act of 1940) because Keefe,
       Bruyette and Woods, Inc., the investment banking firm with which Mr. Kent is affiliated, previously performed consulting work for The Ziegler Companies, Inc.

NORTH TRACK FUNDS, INC.

1-800-826-4600

Sales & Marketing
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Operations and Accounting
215 North Main Street
West Bend, Wisconsin 53095

OFFICERS AND DIRECTORS
Peter D.Ziegler, Director
Ralph J. Eckert,Director
Marcia L. Wallace, Director
James G. DeJong, Director
Steven P. Kent, Director
Robert J. Tuszynski, President, CEO
Franklin P. Ciano, CFO and Treasurer
James L. Brendemuehl, Senior Vice President
John H. Lauderdale, Senior Vice President of Marketing
Kathleen J. Cain, Secretary
Donald J. Liebetrau, Assistant Vice President
Patricia J. Weinert, Assistant Vice President

INVESTMENT ADVISORS
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to Managed Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

DISTRIBUTOR
B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 1900
Milwaukee, Wisconsin 53202

ACCOUNTING/PRICING AGENT
B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services
P.O. Box 60504
King of Prussia, Pennsylvania 19406

CUSTODIAN
Union Bank of California
475 Sansome Street
San Francisco,  California 94111

COUNSEL
Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

AUDITOR
Arthur Andersen LLP
100 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

215 North Main Street o West Bend, Wisconsin 53095-3348

(NORTH TRACK LOGO)
SHARPEN YOUR FOCUS

ANNUAL REPORT

SHAREHOLDER INFORMATION
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current prospectus.

A05 NT842 - 02/02